                                                                   EXHIBIT 99.16

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $780,000,000 (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-BC1

                                   [SURF LOGO]

                           LITTON LOAN SERVICING, L.P.
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                     TRUSTEE

                                FEBRUARY 3, 2005

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC1

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

SURF 2005-BC1                                                                                                      CLTV
                       #OF LAONS     BALANCE      AVG BALAN                SEASONING    WAC   WARM  FICO  OLTV   W/SIL SEC   DTI
      AGGREGATED POOL    5,397    796,465,988.14  147,575.69  %of the pool     5       7.177   346   626  82.32    89.37    40.94
2ND LIEN                   801     36,245,982.13   45,250.91      4.55%        5      10.294   178   660  99.61    99.61    41.98
IO LOANS ONLY              928    215,055,065.24  231,740.37     27.00%        5       6.563   355   641  81.15    91.02    41.00
SILIENT 2NDS             1,978    304,549,518.94  153,968.41     38.24%        5       6.867   355   643  80.44    98.89    42.05

RATES:
9.5-10                     357     24,351,393.75   68,211.19      3.06%        5       9.817   297   599  89.17    95.02    41.30
10.01-10.5                 150      8,986,098.80   59,907.33      1.13%        5      10.319   258   627  91.87    95.83    41.16
10.51-11                   281     12,853,386.72   45,741.59      1.61%        5      10.802   186   655  98.89    99.28    42.35
11.01-12                    93      3,458,351.07   37,186.57      0.43%        5      11.683   187   632  99.26    99.26    40.75
12.01-13                     3         99,233.37   33,077.79      0.01%        6      12.900   218   614  97.59    97.59    36.60
GT 13%

FICO---
<500                         5        494,977.37   98,995.47      0.06%        4       8.472   356   500  68.53    68.53    39.26
501-525                     75     11,104,820.51  148,064.27      1.39%        4       7.806   353   515  72.12    72.59    39.46
526-550                    313     46,107,205.55  147,307.37      5.79%        5       7.702   353   540  78.01    79.19    40.23
551-575                    562     82,448,159.10  146,704.91     10.35%        5       7.784   353   563  79.48    83.44    40.23
576-600                    727    111,489,915.78  153,356.14     14.00%        5       7.351   353   589  81.85    85.96    40.21
601-625                  1,098    164,727,065.97  150,024.65     20.68%        5       7.111   345   613  82.75    89.79    41.29
626-650                    984    139,353,869.90  141,619.79     17.50%        5       7.079   343   638  83.25    91.43    40.86

<50,000                    686     23,407,611.09   34,121.88      2.94%        5       9.945   221   640  94.12    95.80    39.48
50,000-75,000              644     40,512,804.21   62,908.08      5.09%        5       8.471   312   623  84.77    91.42    38.04
75,000-100,000             759     66,858,532.52   88,087.66      8.39%        5       7.841   334   620  83.52    91.79    38.75
400,000-500,000             85     38,219,648.79  449,642.93      4.80%        5       6.621   355   638  84.59    90.73    41.14
500,001-600,000             22     12,138,895.98  551,768.00      1.52%        4       6.590   356   631  81.83    88.74    41.46

LTV
80-85                    2,351    381,010,570.57  162,063.19     47.84%        5       6.881   354   632  81.03    93.77    41.09
85.01-90                   854    153,024,067.60  179,185.09     19.21%        5       7.355   354   620  89.55    90.33    41.02
90.01-95                   311     47,739,068.39  153,501.83      5.99%        5       7.669   350   636  94.71    94.71    42.50
95.01-100                  898     51,832,951.11   57,720.44      6.51%        5       9.480   237   660  99.90    99.89    41.51

STATED DOC               2,269    361,689,980.62  159,405.02     45.41%        5       7.241   343   645  81.57    89.23    41.38
LITE DOC                    67     14,731,555.62  219,873.96      1.85%        5       6.829   347   631  83.90    86.82    33.20

2ND HOME                    38      5,428,586.23  142,857.53      0.68%        5       7.648   355   651  81.35    81.52    38.43
INVESTMENT PROPERTY        205     26,378,484.10  128,675.53      3.31%        5       7.388   353   658  81.42    81.96    39.28
CASH OUT LOANS           2,225    389,210,033.08  174,925.86     48.87%        5       7.034   350   610  80.51    82.89    40.57
CONDO                      295     40,097,403.30  135,923.40      5.03%        5       6.984   342   648  82.03    90.27    42.14
2-4 FAMILY                 154     30,920,205.79  200,780.56      3.88%        5       7.008   351   642  79.94    83.59    42.93

FIXED RATE               1,464    127,966,801.53   87,409.02     16.07%        5       8.032   295   635  84.13    87.62    40.39
ARM                      3,933    668,499,186.61  169,971.82     83.93%        5       7.013   355   624  81.97    89.71    41.04

CA                       1,016    242,823,482.88  238,999.49     30.49%        5       6.765   345   631  79.96    86.18    41.74
FLORIDA                    308     39,693,085.94  128,873.66      4.98%        5       7.212   347   624  82.33    87.48    40.05
GEORGIA                    178     22,276,493.05  125,148.84      2.80%        5       7.496   351   621  83.20    91.16    41.95
MARYLAND                   107     19,831,881.90  185,344.69      2.49%        5       7.132   348   616  82.73    86.16    42.28

CREDIT GRADS
B                          464     69,082,994.92  148,885.76      8.67%        5       7.525   352   567  79.21    81.65    39.64
C AND C-                   314     48,295,289.32  153,806.65      6.06%        5       7.612   353   540  74.05    74.27    39.34

SURF 2005-BC1
                       % OF FULL DOC  % OF PRIMARY  % OF (SINGLE FAMILY AND PUD)  % OF CASHOUT  % OF 2ND LIEN    IO %
      AGGREGATED POOL       52.74         96.01               90.35                   48.87           4.55      27.00
2ND LIEN                    35.73        100.00               90.85                   16.61         100.00       0.00
IO LOANS ONLY               46.40         99.19               89.92                   46.18           0.00     100.00
SILIENT 2NDS                50.08         99.51               91.83                   17.37           0.00      36.44

RATES:
9.5-10                      69.75         96.78               92.60                   24.33          33.34       0.61
10.01-10.5                  47.99         97.27               94.04                   22.04          54.13       0.86
10.51-11                    22.21         99.25               89.19                   19.72          94.83       0.00
11.01-12                    32.65        100.00               94.23                   27.49          97.00       0.00
12.01-13                   100.00        100.00              100.00                   73.01         100.00       0.00
GT 13%

FICO---
<500                       100.00        100.00               82.05                   82.05           0.00       0.00
501-525                     74.00         99.57               98.13                   84.12           0.00       2.48
526-550                     82.43         99.32               94.71                   78.50           0.00       7.72
551-575                     74.93         98.62               90.82                   64.39           0.08      10.55
576-600                     64.67         97.20               94.09                   59.20           0.74      25.49
601-625                     59.42         96.36               90.76                   50.69           4.61      29.79
626-650                     43.97         95.91               91.35                   48.36           6.16      28.49

<50,000                     51.65         97.13               89.11                   23.60          74.06       1.11
50,000-75,000               62.88         91.84               93.03                   34.92          21.20       3.87
75,000-100,000              65.56         94.20               91.76                   31.60          10.51       6.60
400,000-500,000             44.98         97.63               89.96                   62.18           0.00      57.57
500,001-600,000             22.16        100.00               95.52                   50.02           0.00      72.85

LTV
80-85                       51.05         97.14               90.37                   36.66           0.00      34.29
85.01-90                    51.92         93.37               91.37                   61.44           0.24      27.35
90.01-95                    74.89         95.67               92.37                   41.31           2.44      12.88
95.01-100                   55.16         99.85               90.96                   25.43          66.81       0.73

STATED DOC                  0.00          96.04               89.69                   43.98           6.27      29.86
LITE DOC                    0.00          90.03               90.16                   51.47           4.10      49.31

2ND HOME                    40.17          0.00               90.56                   25.04           0.00      17.88
INVESTMENT PROPERTY         52.43          0.00               76.07                   47.80           0.00       2.95
CASH OUT LOANS              57.18         96.41               89.95                  100.00           1.55      25.52
CONDO                       53.24         94.24                0.00                   40.99           6.59      39.40
2-4 FAMILY                  42.55         86.39                0.00                   59.72           1.41      18.19

FIXED RATE                  53.26         97.48               90.82                   50.85          28.32       2.78
ARM                         52.64         95.72               90.26                   48.49           0.00      31.64

CA                          37.79         96.43               88.46                   56.41           5.44      49.17
FLORIDA                     55.58         91.49               92.56                   46.22           3.91      16.32
GEORGIA                     60.68         91.93               96.93                   40.65           2.04       6.46
MARYLAND                    72.31         96.70               86.95                   66.39           2.70      23.24

CREDIT GRADS
B                           75.35         98.50               91.63                   67.99           0.00      14.26
C AND C-                    79.26         99.49               94.86                   87.75           0.00       8.86